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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       August 21, 1996
                                                 -------------------------------


                              Armor Holdings, Inc.
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            (Exact name of registrant as specified in its charter)



Delaware                           0-18863                      59-3392443
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State or other                   (Commission                 (I.R.S. Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)



       191 Nassau Place Road, Yulee, Florida                       32097
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      (Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code          (904) 261-4035
                                                  ------------------------------



                      American Body Armor & Equipment, Inc.
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        (Former name or former address, if changed since last report.)



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ITEM 5    OTHER EVENTS

     On August 21, 1996 (the "Effective Time"), in order to effect a change in domicile from Florida to Delaware (the "Reincorporation"), American Body Armor & Equipment, Inc., a Florida corporation ("ABA"), was merged with and into Armor Holdings, Inc., a Delaware corporation. Prior to the Effective Time, Armor Holdings, Inc. had been a wholly-owned subsidiary corporation of ABA organized for the purpose of effecting the Reincorporation. At the Effective Time, Armor Holdings, Inc. (the "Registrant") became the surviving entity of the merger pursuant to which the Reincorporation was completed. The merged entity is governed by the Delaware General Corporation Law ("DGCL") and the certificate of incorporation and bylaws of the Registrant.

     The Reincorporation (as more fully described in ABA's definitive proxy statement dated July 1, 1996) was consummated pursuant to an Agreement and Plan of Merger dated July 23, 1996 (the "Merger Agreement"), by and among ABA and the Registrant, and was approved by the shareholders of ABA at its Annual Meeting of Shareholders held on July 16, 1996 (the "Annual Meeting").

     At the Effective Time, the directors and executive officers of ABA became the directors and executive officers of the Registrant. The Registrant's business, mailing address, principal executive offices and telephone number are the same as those of ABA.

     Upon the Effective Time, each outstanding share of common stock, $.03 par value per share (the "ABA Common Stock") and each share of ABA Common Stock held in the treasury of ABA was automatically converted into one share of common stock, $.01 par value per share (the "Registrant Common Stock") of the Registrant. Outstanding options to purchase shares of ABA Common Stock were automatically converted into options to purchase the same number of shares of Registrant Common Stock. Each employee stock plan and any other employee benefit plan to which ABA was a party, whether or not such plan was related to ABA Common Stock, were assumed by the Registrant and, to the extent any such plans provided for the issuance or purchase of ABA Common Stock, such plans now provide for the issuance or purchase of shares of Registrant Common Stock.

     It was not and is not necessary for shareholders to exchange their existing ABA stock certificates for new certificates bearing the name of the Registrant. Shares of ABA Common Stock, traded under the symbol "ABE" on the American Stock Exchange (the "Exchange") prior to the Reincorporation, continue to be traded on the Exchange under such symbol as Registrant Common Stock. The Exchange will consider the existing ABA stock certificates as constituting "good delivery" in post-Reincorporation transactions involving Registrant Common Stock.

     The foregoing description of the Reincorporation is not intended to be complete and is qualified in its entirety by the complete texts of the Merger Agreement set forth in Exhibit


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2.1 hereto, the certificate of merger filed with the Secretary of State of the

State of Delaware set forth in Exhibit 3.2 hereto, and the description of the purposes and effects of the Reincorporation and the manner in which it was accomplished, which are described in more detail on pages 23-34 of ABA's definitive proxy statement dated July 1, 1996, prepared in connection with the Annual Meeting, which pages are set forth in Exhibit 20.1 hereto.

     The shares of Registrant Common Stock are deemed registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. The class of Registrant Common Stock is deemed registered under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     Unrelated to the Reincorporation, on August 26, 1996, the Registrant announced in a press release (set forth in Exhibit 20.2 hereto) that it had entered into a definitive purchase agreement to acquire substantially all of the assets of Defense Technology Corporation of America ("DTCoA"), based in Casper, Wyoming. DTCoA is a leading manufacturer and distributor of Less-Than-Lethal products including pepper sprays, distraction devices, flameless expulsion grenades, specialty impact munitions and dry powdered OC to law enforcement and military agencies in the United States and abroad. In addition, DTCoA distributes other similar products including gas masks, riot helmets and gun holsters. The closing of the transaction is subject to, among other things, the completion of due diligence and other customary requirements and will occur on, or about, September 30, 1996.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (c)  Exhibits.

          The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

EXHIBIT   DESCRIPTION
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2.1       Agreement and Plan of Merger, dated July 23, 1996, by and between ABA and the Registrant.

3.1 Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on July 23, 1996.

3.2 Certificate of Merger of ABA and the Registrant, as filed with the Secretary of State of the State of Delaware on August 21, 1996.


                                       -2-

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EXHIBIT   DESCRIPTION
- -------   -----------

3.3       Bylaws of the Registrant.

20.1 Pages 23-34 of the Definitive Proxy Statement of ABA, dated July 1, 1996 in connection with the 1996 ABA Annual Meeting of Shareholders held on July 16, 1996.

20.2      Press Release of the Registrant dated August 26, 1996.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARMOR HOLDINGS, INC.


                                        /s/ Jonathan M. Spiller
                                        ------------------------------
                                        Jonathan M. Spiller
                                        President and Chief Executive Officer

                                        Dated:  September 3, 1996




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                                  EXHIBIT INDEX


The following Exhibits are filed herewith:

EXHIBIT   DESCRIPTION
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2.1       Agreement and Plan of Merger, dated July 23, 1996, by and between ABA and the Registrant.

3.1 Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on July 23, 1996.

3.2 Certificate of Merger of ABA and the Registrant, as filed with the Secretary of State of the State of Delaware on August 21, 1996.

3.3       Bylaws of the Registrant.

20.1 Pages 23-34 of the Definitive Proxy Statement of ABA, dated July 1, 1996 in connection with the 1996 ABA Annual Meeting of Shareholders held on July 16, 1996.

20.2      Press Release of the Registrant dated August 26, 1996.